pioneer
                            The one to remember:(SM)


                                     PIONEER
                                     -------
                                       TAX
                                     MANAGED
                                      FUND


                                     Annual
                                     Report
                                    12/31/01


                                     [Logo]
                              One goal. Yours.(SM)

Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    6
 Schedule of Investments                            9
 Financial Statements                              14
 Notes to Financial Statements                     20
 Report of Independent Public Accountants          25
 The Pioneer Family of Funds                       26
 Trustees, Officers and Service Providers          27
 Retirement Plans from Pioneer                     32
 Programs and Services for Pioneer Shareowners     34

Pioneer Tax Managed Fund
LETTER FROM THE PRESIDENT 12/31/01

Dear Shareowners,
--------------------------------------------------------------------------------

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. I welcome this opportunity to offer a few thoughts as we move into what we all hope will be a more upbeat year for our nation.

Americans have always been a resilient people, as evidenced by the tremendous surge of national unity that followed the terrorist attacks. That same resilient spirit can be seen in the historic capacity of our securities markets to regain their footing after disruptive events, a pattern that was repeated over the last months of 2001. At year-end, the markets seemed to be forecasting an end to the current recession, based on the belief that the combination of low interest rates and last year's tax relief measures can have a sizeable, positive impact on the economy.

As part of the tax relief package, expanded contribution limits are now in effect for most retirement savings programs. For example, starting with the 2002 tax year, you can contribute up to $3,000 to an IRA, a big boost over the longstanding $2,000 limit. There are also broader contribution opportunities for participants in other corporate retirement plans, including 401(k)s and 403(b)s. In addition, those age 50 and older may be able to make additional, "catch-up" contributions. With April 15 approaching, the time is ripe to fund last year's IRA, if you haven't yet done so. Your financial professional can help you decide which type of IRA - Roth or traditional - and which Pioneer funds might best suit your retirement needs.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Respectfully,


/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.



[begin sidenote]
----------------------------
Pioneer's new
president

Daniel T. Geraci recently
joined Pioneer as President
of Pioneer Investment
Management, Inc., the
arm of Pioneer responsible
for managing our mutual
fund portfolios and U.S.
business interests.

Earlier, Mr. Geraci served
as a senior executive at
Fidelity Investments and at
Midland Walwyn Capital of
Toronto (now Merrill Lynch
Canada). He began his
career with E.F. Hutton
and Company.

"Serving shareowners'
interests has always been
Pioneer's core value,"
Mr. Geraci said. "Today, we
are redoubling our efforts
to earn our customers'
continued confidence as
we pass through these
challenging times."
----------------------------
[end sidenote]

Pioneer Tax Managed Fund
PORTFOLIO SUMMARY 12/31/01

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[tabular representation of pie chart]

U.S. Common Stocks 95%
Depositary Receipts for International Stocks 4%
International Common Stocks 1%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[tabular representation of pie chart]
Technology 20%
Financials 19%
Health Care 16%
Consumer Cyclicals 14%
Consumer Staples 12%
Energy 7%
Communication Services 6%
Transportation 3%
Basic Materials 2%
Capital Goods 1%


 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.    Safeco Corp.                   4.42%
 2.    PepsiCo, Inc.                  4.37
 3.    IBM Corp.                      3.68
 4.    Wal-Mart Stores, Inc.          3.08
 5.    Microsoft Corp.                2.88
 6.    Schering-Plough Corp.          2.69
 7.    SBC Communications, Inc.       2.53
 8.    Johnson & Johnson              2.35
 9.    Tribune Co.                    2.31
10.    Nokia Corp. (A.D.R.)           2.29

Fund holdings will vary for other periods.

Pioneer Tax Managed Fund
PERFORMANCE UPDATE 12/31/01                            CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/01   12/31/00
                 $8.61      $9.99



Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 12/31/01)     Dividends   Capital Gains   Capital Gains
                             -              -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax Managed Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2001)

                 Net Asset  Public Offering
Period             Value        Price*
Life-of-Class
(11/18/99)         -6.82%      -9.38%
1 Year            -13.81%     -18.77

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



Growth of $10,000

[The following is a tabular representation of a mountain chart.]

              Pioneer Tax         Standard & Poor's
              Managed Fund*          500 Index
11/99             9425                10000
                 10067                10608
                 10353                10849
6/00             10315                10560
                 10105                10459
                  9532                 9642
3/01              8569                 8501
                  8731                 8999
                  7490                 7681
12/01             8216                 8501

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

Pioneer Tax Managed Fund
PERFORMANCE UPDATE 12/31/01                            CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/01   12/31/00
                 $8.45      $9.89


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 12/31/01)     Dividends   Capital Gains   Capital Gains
                             -              -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax Managed Fund, compared to the growth of the Standard & Poor's
500 Index.

Average Annual Total Returns
(As of December 31, 2001)

                    If          If
Period             Held      Redeemed*
Life-of-Class
(11/18/99)         -7.64%      -8.95%
1 Year            -14.56%     -17.98

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


Growth of $10,000

[The following is a tabular representation of a mountain chart.]

              Pioneer Tax         Standard & Poor's
              Managed Fund*          500 Index
11/99            10000                10000
                 10669                10608
                 10963                10849
6/00             10892                10560
                 10659                10459
                 10030                 9642
3/01              9006                 8501
                  9158                 8999
                  7840                 7681
12/01             8313                 8501

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

Pioneer Tax Managed Fund
PERFORMANCE UPDATE 12/31/01                            CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/01   12/31/00
                 $8.48      $9.91


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 12/31/01)     Dividends   Capital Gains   Capital Gains
                             -              -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax Managed Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2001)

                  Net Asset    Public Offering
Period              Value        Price/CDSC*
Life-of-Class
(11/18/99)          -7.48%         -7.92%
1 Year             -14.43         -15.29


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


Growth of $10,000

[The following is a tabular representation of a mountain chart.]

              Pioneer Tax         Standard & Poor's
              Managed Fund*          500 Index
11/99             9900                10000
                 10561                10608
                 10852                10849
6/00             10782                10560
                 10541                10459
                  9930                 9642
3/01              8918                 8501
                  9068                 8999
                  7766                 7681
12/01             8497                 8501

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

Pioneer Tax Managed Fund
PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

The year 2001 was marked by many challenges. The economy and the stock market were weak. Terrible attacks on our country occurred in September. An energy crisis in our Western states caused anxiety in the early part of the year. Internet businesses, previously the cause of euphoria, led mainly to anguish as the year wore on. Unemployment rose, and real estate, both commercial and residential, slowed in its appreciation. Some of our major companies experienced significant financial stress, even leading in some cases to bankruptcies or severe operating impairment. In the following discussion John Carey, portfolio manager of Pioneer Tax Managed Fund, gives an overview of the past year and the factors that affected Fund performance.

Q:  How did the Fund perform over the past year?

A: Throughout the year of turmoil we kept your portfolio fully invested in stocks. Class A shares of Pioneer Tax Managed Fund declined by 13.81%, at net asset value, in the twelve months ended December 31, 2001. The Standard & Poor's 500 fell 11.84% over the same time frame. All in all, not such a good year! However, we can say that your Fund again achieved a perfect record of tax efficiency, having made no distributions during the year, either of capital gains or current dividend and interest income. In fact, your Fund has not made any distributions since inception.

    Despite the difficulties of 2001 for the Fund and the stock market in general, we are generally quite optimistic as we contemplate the current year, 2002, and the years ahead. As we write, the economy is clearly showing some signs of improvement. While it will be several quarters before the improvement is reflected in significant earnings recovery for companies, the stock market appears already to be anticipating the better times. Actually, the market has done fairly well since touching its post-September 11 low on September 21. Many stocks have already staged meaningful rebounds. It is true, however, that the market remains quite merciless with respect to companies that disappoint investors. We also believe that there has emerged a rather refreshing new interest on the part of speculators in the quality of earnings and accounting practices. So it is quite important to be selective in buying stocks and to do careful research before committing money to long-term investments.

    Of course the anxiety that has beset us since September lingers, and no one is entirely sure what threats we may yet need to endure. We find reassurance, though, in the tremendous capacity

Pioneer Tax Managed Fund

    of our nation to weather such periods as the one in which we now find ourselves. Our own mutual fund company was started in 1928, just in time for the tremendous tests of the 1930s and 1940s: the stock-market crash of 1929, the Great Depression, the Second World War, and the onset of the Cold War. The years of the Cold War - namely the 1950s and 1960s - were likewise very nervewracking. Then there was the deep recession of the middle 1970s. Come to think of it, times have been trying most of the time since 1928! Yet during that 74-year span both the economy and the stock market have managed almost incredible growth. While we cannot guarantee future results for either the economy or the market, neither do we see why the future should look much different than the past from the standpoint of the development potential of American business. So we continue to invest with confidence - if also with patience - and maintain our basically "bullish" outlook.

Q:  Can you elaborate on recent purchases and sales in the portfolio?

A: We are pleased to say that your Fund liquidated its small position in Enron some months before the disaster brewing at that troubled enterprise burst forth into full public view. We parted company, in all, with 16 portfolio holdings during the second half of 2001. The downturn in the economy was very rough on a lot of corporations, and we took a critical approach in our analysis and shed any and all holdings where we had questions about the sustainability of earnings and financial capability. Ford Motor, ADC Telecom, and Compaq Computer were a few of the other stocks we sold. We replaced the stocks we sold with new positions in companies we regarded as better positioned for resumed growth in a stronger economy. The additions included Conoco in energy, Air Products and PPG in basic materials, General Motors, Starbucks, and Barnes & Noble in consumer discretionary, Safeway and Coca Cola in consumer staples, Merrill Lynch in financials, and Dell Computer, Sun Microsystems, and Canon in technology. In a number of those cases, we were quite excited to have the opportunity to buy shares at price levels considerably below peak prices for the shares in 1999 and 2000, when the last bull market was at its height.

    Shareowners will also see the new name ChevronTexaco, representing the merger between those two venerable oil and gas

Pioneer Tax Managed Fund
PORTFOLIO MANAGEMENT DISCUSSION 12/31/01                           (continued)

    companies. In terms of overall portfolio weightings, we significantly reduced the exposure to the troubled technology sector in the six months ended December 31, 2001 - from 30% of the portfolio at June 30 to 20% at December 31 - and increased our investment in the "steadier" energy, materials, consumer and health care sectors. Within technology we also worked at upgrading the quality of our holdings, and we believe we now have stocks that will participate in an upturn for that sector while also showing resilience should the economy stay soft a bit longer.

Q:  What other thoughts do you have on the outlook for the market in 2002?

A: We would like to emphasize our optimistic outlook. Recessions and bear markets have always, eventually, come to an end in the United States, and the more common story for our economy over our long national history has been one of growth. Right now we are still absorbing the events of the fall and feeling our way through these uncertain days. Aside from that concern - which neither we nor anyone else can allay - we do like what we see when we look out at the landscape of corporate America. Lower interest rates, reduced taxes and energy prices, and the lower cost bases of many businesses should all serve to power impressive earnings growth when the economy turns upward. In the past, earnings growth has prompted new investment in stocks and rising share prices. If that again does occur, which we expect but cannot predict, we shall certainly be ready to participate, since the portfolio is substantially fully invested in stocks.

    Thank you very much for your support. We hope to have a more positive report when next we write.

Pioneer Tax Managed Fund
SCHEDULE OF INVESTMENTS 12/31/01

Shares                                                             Value
           COMMON STOCKS - 100.0%
           Basic Materials - 1.8%
           Aluminum - 0.9%
 6,400     Alcoa, Inc.                                         $    227,520
                                                               ------------
           Chemicals - 0.5%
 2,500     Air Products & Chemicals, Inc.                      $    117,275
                                                               ------------
           Chemicals (Diversified) - 0.4%
 2,000     PPG Industries, Inc.                                $    103,440
                                                               ------------
           Total Basic Materials                               $    448,235
                                                               ------------
           Capital Goods - 1.1%
           Aerospace/Defense - 0.4%
 2,300     Lockheed Martin Corp.                               $    107,341
                                                               ------------
           Office Equipment & Supplies - 0.7%
 4,500     Canon, Inc. (A.D.R.)                                $    157,770
                                                               ------------
           Total Capital Goods                                 $    265,111
                                                               ------------
           Communication Services - 5.6%
           Telecommunications (Long Distance) - 0.5%
 6,400     Sprint Corp.                                        $    128,512
                                                               ------------
           Telephone - 5.1%
14,200     BellSouth Corp.                                     $    541,730
15,900     SBC Communications, Inc.                                 622,803
 2,000     Verizon Communications, Inc.                              94,920
                                                               ------------
                                                               $  1,259,453
                                                               ------------
           Total Communication Services                        $  1,387,965
                                                               ------------
           Consumer Cyclicals - 14.3%
           Automobiles - 0.8%
 4,000     General Motors Corp.                                $    194,400
                                                               ------------
           Household Furnishing & Appliances - 0.3%
 3,000     Pioneer Corp. (A.D.R.)                              $     67,950
                                                               ------------
           Publishing - 1.7%
 7,000     McGraw-Hill Co., Inc.                               $    426,860
                                                               ------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Tax Managed Fund
SCHEDULE OF INVESTMENTS 12/31/01                                   (continued)

Shares                                                             Value
           Publishing (Newspapers) - 3.1%
 3,000     Gannett Co.                                          $  201,690
15,200     Tribune Co.                                             568,936
                                                                ----------
                                                                $  770,626
                                                                ----------
           Retail (Building Supplies) - 1.4%
 7,400     Lowe's Companies, Inc.                               $  343,434
                                                                ----------
           Retail (General Merchandise) - 4.4%
 7,800     Target Corp.                                         $  320,190
13,200     Wal-Mart Stores, Inc.                                   759,660
                                                                ----------
                                                                $1,079,850
                                                                ----------
           Retail (Specialty) - 0.3%
 2,800     Barnes & Noble, Inc. *                               $   82,880
                                                                ----------
           Services (Advertising/Marketing) - 2.3%
 9,300     The Interpublic Group of Companies, Inc.             $  274,722
 3,300     Omnicom Group                                           294,855
                                                                ----------
                                                                $  569,577
                                                                ----------
           Total Consumer Cyclicals                             $3,535,577
                                                                ----------
           Consumer Staples - 12.3%
           Beverages (Non-Alcoholic) - 4.8%
 2,300     The Coca-Cola Co.                                    $  108,445
22,150     PepsiCo, Inc.                                         1,078,483
                                                                ----------
                                                                $1,186,928
                                                                ----------
           Foods - 2.2%
12,500     Campbell Soup Co.                                    $  373,375
 4,200     H.J. Heinz Co., Inc.                                    172,704
                                                                ----------
                                                                $  546,079
                                                                ----------
           Household Products (Non-Durables) - 2.6%
 3,800     Colgate-Palmolive Co.                                $  219,450
 5,300     Procter & Gamble Co.                                    419,389
                                                                ----------
                                                                $  638,839
                                                                ----------
           Restaurants - 0.5%
 6,000     Starbucks Corp. *                                    $  114,300
                                                                ----------
           Retail (Drug Stores) - 1.8%
 9,000     CVS Corp.                                            $  266,400
 5,200     Walgreen Co.                                            175,032
                                                                ----------
                                                                $  441,432
                                                                ----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Managed Fund

Shares                                                             Value
           Retail Stores (Food Chains) - 0.4%
 2,400     Safeway, Inc. *                                      $  100,200
                                                                ----------
           Total Consumer Staples                               $3,027,778
                                                                ----------
           Energy - 7.6%
           Oil & Gas (Drilling & Equipment) - 1.2%
 8,500     Transocean Sedco Forex Inc.                          $  287,470
                                                                ----------
           Oil & Gas (Production/Exploration) - 2.4%
 5,500     Anadarko Petroleum Corp.                             $  312,675
 8,000     Houston Exploration Co. *                               268,640
                                                                ----------
                                                                $  581,315
                                                                ----------
           Oil (Domestic Integrated) - 0.8%
 7,000     Conoco, Inc.                                         $  198,100
                                                                ----------
           Oil (International Integrated) - 3.2%
 6,083     ChevronTexaco Corp.                                  $  545,098
 5,000     Royal Dutch Petroleum Co.                               245,100
                                                                ----------
                                                                $  790,198
                                                                ----------
           Total Energy                                         $1,857,083
                                                                ----------
           Financials - 18.6%
           Banks (Major Regional) - 5.3%
13,300     Mellon Bank Corp.                                    $  500,346
 6,800     State Street Corp.                                      355,300
10,100     Wells Fargo Co.                                         438,845
                                                                ----------
                                                                $1,294,491
                                                                ----------
           Banks (Regional) - 1.4%
 6,400     Zions Bancorporation                                 $  336,512
                                                                ----------
           Financial (Diversified) - 3.7%
10,334     Citigroup Inc.                                       $  521,660
 7,000     Morgan Stanley, Dean Witter and Co.                     391,580
                                                                ----------
                                                                $  913,240
                                                                ----------
           Insurance (Property-Casualty) - 6.5%
 7,600     Chubb Corp.                                          $  524,400
35,000     Safeco Corp.                                          1,090,250
                                                                ----------
                                                                $1,614,650
                                                                ----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Tax Managed Fund
SCHEDULE OF INVESTMENTS 12/31/01                                   (continued)

Shares                                                              Value
           Investment Bank/Brokerage - 0.6%
 3,000     Merrill Lynch & Co., Inc.                            $  156,360
                                                                ----------
           Investment Management - 1.1%
 8,100     T. Rowe Price Associates, Inc.                       $  281,313
                                                                ----------
           Total Financials                                     $4,596,566
                                                                ----------
           Health Care - 15.8%
           Health Care (Diversified) - 5.9%
 6,100     Abbott Laboratories                                  $  340,075
10,700     Bristol-Myers Squibb Co.                                545,700
 9,800     Johnson & Johnson                                       579,180
                                                                ----------
                                                                $1,464,955
                                                                ----------
           Health Care (Drugs/Major Pharmaceuticals) - 8.9%
 4,500     Eli Lilly & Co.                                      $  353,430
 3,869     GlaxoSmithKline Plc (A.D.R.)                            192,754
 8,500     Merck & Co., Inc.                                       499,800
11,900     Pfizer, Inc.                                            474,215
18,500     Schering-Plough Corp.                                   662,485
                                                                ----------
                                                                $2,182,684
                                                                ----------
           Health Care (Medical Products/Supplies) - 1.0%
 4,000     Genzyme Corp. *                                      $  239,440
                                                                ----------
           Total Health Care                                    $3,887,079
                                                                ----------
           Technology - 19.9%
           Communications Equipment - 2.3%
23,000     Nokia Corp. (A.D.R.)                                 $  564,190
                                                                ----------
           Computer (Hardware) - 4.9%
 6,500     Dell Computer Corp. *                                $  176,670
 7,500     IBM Corp.                                               907,200
10,000     Sun Microsystems, Inc. *                                123,400
                                                                ----------
                                                                $1,207,270
                                                                ----------
           Computers (Software & Services) - 6.0%
 7,400     Adobe Systems, Inc.                                  $  229,770
10,700     Microsoft Corp. *                                       709,089
 9,300     Synopsys, Inc. *                                        549,351
                                                                ----------
                                                                $1,488,210
                                                                ----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Managed Fund

Shares                                                             Value
           Electronics (Semiconductors) - 4.0%
 4,000     Altera Corp. *                                       $    84,880
 8,800     Intel Corp.                                              276,760
 5,700     Micrel, Inc. *                                           149,511
17,100     Texas Instruments, Inc.                                  478,800
                                                                -----------
                                                                $   989,951
                                                                -----------
           Equipment (Semiconductor) - 1.9%
 2,000     Applied Materials, Inc. *                            $    80,200
 9,500     Novellus Systems, Inc. *                                 374,775
                                                                -----------
                                                                $   454,975
                                                                -----------
           Services (Data Processing) - 0.8%
 3,500     Automatic Data Processing, Inc.                      $   206,150
                                                                -----------
           Total Technology                                     $ 4,910,746
                                                                -----------
           Transportation - 3.0%
           Airlines - 1.8%
24,000     Southwest Airlines Co.                               $   443,520
                                                                -----------
           Railroads - 1.2%
 7,000     Burlington Northern, Inc.                            $   199,710
 5,600     Norfolk Southern Corp.                                   102,648
                                                                -----------
                                                                $   302,358
                                                                -----------
           Total Transportation                                 $   745,878
                                                                -----------
           TOTAL COMMON STOCKS
           (Cost $23,759,864)                                   $24,662,018
                                                                -----------
           TOTAL INVESTMENT IN SECURITIES - 100.0%
           (Cost $23,759,864)(a)(b)(c)                          $24,662,018
                                                                -----------

*   Non-income producing security

(a) At December 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $23,954,882 was as follows:

    Aggregate gross unrealized gain for all investments
    in which there is an excess of value over tax cost           $2,635,741

    Aggregate gross unrealized loss for all investments
    in which there is an excess of tax cost over value           (1,928,605)
                                                                 ----------
    Net unrealized gain                                          $  707,136
                                                                 ----------

(b) At December 31, 2001, the Fund had a net capital loss carryforward of $4,746,542 which will expire between 2008 and 2009 if not utilized.

(c) The Fund elected to defer approximately $1,081,043 of capital losses recognized between November 1, 2001 and December 31, 2001 to its fiscal year ending December 31, 2002.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2001 aggregated $7,319,537 and $6,161,261, respectively.


The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax Managed Fund
BALANCE SHEET 12/31/01


ASSETS:
  Investment in securities, at value (cost $23,759,864)     $24,662,018
  Cash                                                          102,954
  Receivables -
     Investment securities sold                                 158,009
     Fund shares sold                                            85,911
     Dividends                                                   19,342
  Other                                                           2,183
                                                            -----------
       Total assets                                         $25,030,417
                                                            -----------
LIABILITIES:
  Payables -
     Fund shares repurchased                                $   210,606
  Due to affiliates                                              17,365
  Accrued expenses                                               70,511
                                                            -----------
       Total liabilities                                    $   298,482
                                                            -----------
NET ASSETS:
  Paid-in capital                                           $29,852,383
  Accumulated net realized loss on investments               (6,022,602)
  Net unrealized gain on investments                            902,154
                                                            -----------
       Total net assets                                     $24,731,935
                                                            ===========
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $9,491,077/1,102,683 shares)            $      8.61
                                                            ===========
  Class B (based on $9,732,472/1,151,191 shares)            $      8.45
                                                            ===========
  Class C (based on $5,508,386/649,499 shares)              $      8.48
                                                            ===========
MAXIMUM OFFERING PRICE:
  Class A                                                   $      9.14
                                                            ===========
  Class C                                                   $      8.57
                                                            ===========


14    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Managed Fund
STATEMENT OF OPERATIONS
For the Year Ended 12/31/01


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,376)         $330,195
  Interest                                                      18,790
                                                              --------
       Total investment income                                              $   348,985
                                                                            -----------
EXPENSES:
  Management fees                                             $198,028
  Transfer agent fees
     Class A                                                    17,064
     Class B                                                    18,616
     Class C                                                     7,479
  Distribution fees
     Class A                                                    24,628
     Class B                                                    97,560
     Class C                                                    66,765
  Custodian fees                                                12,244
  Registration fees                                             52,394
  Administration fees                                           37,471
  Professional fees                                             46,526
  Printing                                                      29,028
  Fees and expenses of nonaffiliated trustees                    4,936
  Miscellaneous                                                  5,874
                                                              --------
     Total expenses                                                         $   618,613
     Less fees paid indirectly                                                   (2,662)
     Less management fees waived and expenses reimbursed
       by Pioneer Investment Management, Inc.                                   (33,828)
                                                                            -----------
     Net expenses                                                           $   582,123
                                                                            -----------
       Net investment loss                                                  $  (233,138)
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                          $(4,786,173)
  Change in net unrealized gain on investments                                  766,494
                                                                            -----------
     Net loss on investments                                                $(4,019,679)
                                                                            -----------
     Net decrease in net assets resulting from operations                   $(4,252,817)
                                                                            ===========


The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax Managed Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 12/31/01 and 12/31/00


                                                            Year Ended         Year Ended
                                                             12/31/01           12/31/00
FROM OPERATIONS:
Net investment loss                                        $  (233,138)       $  (179,337)
Net realized loss on investments                            (4,786,173)        (1,236,429)
Change in net unrealized gain (loss) on investments            766,494            (72,052)
                                                           -----------        -----------
  Net decrease in net assets resulting from
     operations                                            $(4,252,817)       $(1,487,818)
                                                           -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $10,901,895        $29,862,754
Cost of shares repurchased                                  (9,907,731)        (5,930,158)
                                                           -----------        -----------
  Net increase in net assets resulting from fund
     share transactions                                    $   994,164        $23,932,596
                                                           -----------        -----------
  Net increase (decrease) in net assets                    $(3,258,653)       $22,444,778

NET ASSETS:
Beginning of year                                           27,990,588          5,545,810
                                                           -----------        -----------
End of year (including accumulated undistributed net
  investment income (loss) of $0 and $0, respectively)     $24,731,935        $27,990,588
                                                           ===========        ===========


                              '01 Shares    '01 Amount        '00 Shares       '00 Amount
CLASS A
Shares sold                     349,764     $3,190,911         1,096,515      $11,527,012
Less shares repurchased        (325,396)    (2,881,064)         (214,152)      (2,528,212)
                               --------     ----------         ---------      -----------
 Net increase                    24,368     $  309,847           882,363      $ 8,998,800
                               ========     ==========         =========      ===========
CLASS B
Shares sold                     528,762     $4,596,540         1,026,715      $10,617,149
Less shares repurchased        (435,653)    (3,812,145)         (181,306)      (1,871,865)
                               --------     ----------         ---------      -----------
 Net increase                    93,109     $  784,395           845,409      $ 8,745,284
                               ========     ==========         =========      ===========
CLASS C
Shares sold                     346,732     $3,114,444           745,584      $ 7,718,593
Less shares repurchased        (379,079)    (3,214,522)         (151,322)      (1,530,081)
                               --------     ----------         ---------      -----------
 Net increase (decrease)        (32,347)    $ (100,078)          594,262      $ 6,188,512
                               ========     ==========         =========      ===========



16    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Managed Fund
FINANCIAL HIGHLIGHTS 12/31/01


                                                          Year         Year
                                                         Ended         Ended        11/18/99 to
                                                        12/31/01     12/31/00        12/31/99
CLASS A
Net asset value, beginning of period                    $   9.99      $ 10.55        $  10.00
                                                        --------      -------        --------
Increase (decrease) from investment operations:
  Net investment loss                                   $  (0.04)     $ (0.03)       $  (0.00)(a)
  Net realized and unrealized gain (loss) on
    investments                                            (1.34)       (0.53)           0.55
                                                        --------      -------        --------
Net increase (decrease) in net asset value              $  (1.38)     $ (0.56)       $   0.55
                                                        --------      -------        --------
Net asset value, end of period                          $   8.61      $  9.99        $  10.55
                                                        ========      =======        ========
Total return*                                             (13.81)%      (5.31)%          5.50%
Ratio of net expenses to average net assets+                1.75%        1.70%           1.75%**
Ratio of net investment loss to average net assets+        (0.43)%      (0.46)%         (0.55)%**
Portfolio turnover rate                                       24%          33%              0%
Net assets, end of period (in thousands)                $  9,491      $10,768        $  2,384
Ratio assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
    Net expenses                                            1.88%        2.08%           8.74%**
    Net investment loss                                    (0.56)%      (0.84)%         (7.54)%**
Ratio assuming waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
    Net expenses                                            1.75%        1.66%           1.75%**
    Net investment loss                                    (0.43)%      (0.42)%         (0.55)%**

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax Managed Fund
FINANCIAL HIGHLIGHTS 12/31/01                                      (continued)


                                                          Year         Year
                                                         Ended         Ended       11/18/99 to
                                                        12/31/01     12/31/00       12/31/99
CLASS B
Net asset value, beginning of period                    $   9.89      $ 10.52       $  10.00
                                                        --------      -------       --------
Increase (decrease) from investment operations:
  Net investment loss                                   $  (0.10)     $ (0.09)      $  (0.01)
  Net realized and unrealized gain (loss) on
    investments                                            (1.34)       (0.54)          0.53
                                                        --------      -------       --------
Net increase (decrease) in net asset value              $  (1.44)     $ (0.63)      $   0.52
                                                        --------      -------       --------
Net asset value, end of period                          $   8.45      $  9.89       $  10.52
                                                        ========      =======       ========
Total return*                                             (14.56)%      (5.99)%         5.20%
Ratio of net expenses to average net assets+                2.53%        2.47%          2.60%**
Ratio of net investment loss to average net assets+        (1.21)%      (1.23)%        (1.42)%**
Portfolio turnover rate                                       24%          33%             0%
Net assets, end of period (in thousands)                $  9,732      $10,466       $  2,238
Ratio assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
    Net expenses                                            2.66%        2.86%          8.41%**
    Net investment loss                                    (1.34)%      (1.62)%        (7.23)%**
Ratio assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
     Net expenses                                           2.51%        2.43%          2.60%**
     Net investment loss                                   (1.19)%      (1.19)%        (1.42)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Managed Fund


                                                          Year         Year
                                                         Ended         Ended       11/18/99 to
                                                        12/31/01     12/31/00       12/31/99
CLASS C
Net asset value, beginning of period                    $   9.91      $ 10.54       $  10.00
                                                        --------      -------       --------
Increase (decrease) from investment operations:
  Net investment loss                                   $  (0.11)     $ (0.08)      $  (0.01)
  Net realized and unrealized gain (loss) on
    investments                                            (1.32)       (0.55)          0.55
                                                        --------      -------       --------
Net increase (decrease) in net asset value              $  (1.43)     $ (0.63)      $   0.54
                                                        --------      -------       --------
Net asset value, end of period                          $   8.48      $  9.91       $  10.54
                                                        ========      =======       ========
Total return*                                             (14.43)%      (5.98)%         5.40%
Ratio of net expenses to average net assets+                2.45%        2.40%          2.25%**
Ratio of net investment loss to average net assets+        (1.12)%      (1.17)%        (1.06)%**
Portfolio turnover rate                                       24%          33%             0%
Net assets, end of period (in thousands)                $  5,508      $ 6,756       $    924
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
    Net expenses                                            2.57%        2.76%          8.67%**
    Net investment loss                                    (1.24)%      (1.53)%        (7.48)%**
Ratio assuming waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
    Net expenses                                            2.44%        2.35%          2.25%**
    Net investment loss                                    (1.11)%      (1.12)%        (1.06)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax Managed Fund
NOTES TO FINANCIAL STATEMENTS 12/31/01

1.  Organization and Significant Accounting Policies

Pioneer Tax Managed Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on August 3, 1999 and commenced operations on November 18, 1999. Prior to November 18, 1999, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek long-term capital growth by investing primarily in domestic equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported,

Pioneer Tax Managed Fund

    are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of distributions paid during the years ended December 31, 2001 and 2000 were as follows:


--------------------------------------------------------------------------------
                                     2001            2000
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income                  $ --             $ --
   Long-Term capital gain             --               --
                                    ----             ----
   Return of capital                $ --             $ --
                                    ----             ----
          Total                       --               --

Pioneer Tax Managed Fund
NOTES TO FINANCIAL STATEMENTS 12/31/01                             (continued)

The following shows components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2001. These amounts do not include capital loss carryforward.

--------------------------------------------------------------------------------

  Undistributed ordinary income     $     --
  Undistributed long-term gain            --
  Unrealized appreciation            707,136
                                    --------
  Total                             $707,136
--------------------------------------------------------------------------------

The difference between book basis and tax-basis unrealized apprecia tion is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2001, the Fund reclassified $233,138 from paid-in capital to accumulated net investment loss. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


C.  Fund Shares

    The Fund records sales and repurchases of its shares on trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned approximately $7,887 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2001.


D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of

Pioneer Tax Managed Fund

    shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2.  Management Agreement

Pioneer Investment Management, Inc. (PIM) manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. At December 31, 2001 $1,966 was payable to PIM related to management fees, administrative fees and certain other services.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3.  Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,947 in transfer agent fees payable to PIMSS at December 31, 2001.

4.  Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or

Pioneer Tax Managed Fund
NOTES TO FINANCIAL STATEMENTS 12/31/01                             (continued)

distribution services with regard to Class B and Class C shares. Included in due to affiliates is $13,452 in distribution fees payable to PFD at December 31, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2001, CDSCs in the amount of $51,919 were paid to PFD.

5.  Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $2,662 under such arrangements.

Pioneer Tax Managed Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Tax Managed Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Tax Managed Fund (the Fund) as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Managed Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 15, 2002

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

      Growth Funds
      United States
      Pioneer Growth Shares
      Pioneer Mid Cap Growth Fund+
      Pioneer Mid Cap Value Fund
      Pioneer Small Company Fund
      Pioneer Small Cap Value Fund++
      Pioneer Tax-Managed Fund

      International/Global
      Pioneer Emerging Markets Fund
      Pioneer Europe Fund
      Pioneer Europe Select Fund
      Pioneer International Equity Fund**
      (formerly Pioneer World Equity Fund)
      Pioneer International Value Fund**
      (formerly Pioneer International Growth Fund)

      Sector Funds
      Pioneer Global Financials Fund
      Pioneer Global Health Care Fund
      Pioneer Global Telecoms Fund
      Pioneer Real Estate Shares
      Pioneer Science & Technology Fund

      Growth and Income Funds
      Pioneer Fund
      Pioneer Balanced Fund
      Pioneer Equity-Income Fund
      Pioneer Value Fund
      (formerly Pioneer II)

      Income Funds
      Taxable
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer High Yield Fund
      Pioneer Strategic Income Fund

      Tax-Free
      Pioneer Tax-Free Income Fund

      Money Market Fund
      Pioneer Cash Reserves Fund*



 *An investment in the Fund is not insured or guaranteed by the Federal Deposit
  Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

**Name change effective July 30, 2001.

 +Name change effective September 21, 2001.

++Name change effective September 6, 2001.

  Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

Pioneer Tax Managed Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES



Name, Age and Address                        Position Held                       Term of Office/Length of Service
John F. Cogan, Jr. (75)*                     Chairman of the Board,              Trustee since 1999.
                                             Trustee and President               Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

----------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci (44)**                      Trustee and                         Trustee since October, 2001.
                                             Executive Vice President            Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.


INDEPENDENT TRUSTEES
Name, Age and Address                        Position Held                       Term of Office/Length of Service
Mary K. Bush (53)                            Trustee                             Trustee since 1999.
4201 Cathedral Avenue, NW,                                                       Serves until retirement or removal.
Washington, DC, 20016

----------------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (75)                 Trustee                             Trustee since 1999.
Boston University Healthcare                                                     Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (54)                    Trustee                             Trustee since 1999.
1001 Sherbrooke Street West,                                                     Serves until retirement or removal.
Montreal, Quebec, Canada
----------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years         Other Directorships Held
Deputy Chairman and a Director of Pioneer           Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer Funds;
and Of Counsel (since 2000, Partner prior to
2000), Hale and Dorr LLP (counsel to PIM-
USA and the Pioneer Funds)
----------------------------------------------------------------------------------------------------------------------------------
Director and CEO - US of PGAM since                 None
November 2001; Director, Chief Executive
Officer and President of PIM-USA since
October 2001; Director of Pioneer Funds
Distributor, Inc. and Pioneer Investment
Management Shareholder Services, Inc. since
October 2001; President and a Director of
Pioneer and Pioneer International Corporation
since October 2001; Executive Vice President
of all of the Pioneer Funds since October
2001; President of Fidelity Private Wealth
Management Group from 2000 through
October 2001; and Executive Vice President -
Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

----------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years          Other Directorships Held
President, Bush & Co. (international financial       Director and/or Trustee of Brady Corporation
advisory firm)                                       (industrial identification and specialty coated
                                                     material products manufacturer), Mastec Inc.
                                                     (communications and energy infrastructure),
                                                     Mortgage Guaranty Insurance Corporation, R.J.
                                                     Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                     Student Loan Marketing Association
                                                     (secondary marketing of student loans)
----------------------------------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care       None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of
Surgery, Boston University School of Medicine;
University Professor, Boston University
----------------------------------------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc.          None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES


Name, Age and Address            Position Held          Term of Office/Length of Service
Marguerite A. Piret (53)         Trustee                Trustee since 1999.
One Boston Place, 26th Floor,                           Serves until retirement or removal.
Boston, MA 02108

-------------------------------------------------------------------------------------------
Stephen K. West (73)             Trustee                Trustee since 1999.
125 Broad Street,                                       Serves until retirement or removal.
New York, NY 10004

-------------------------------------------------------------------------------------------
John Winthrop (65)               Trustee                Trustee since 1999.
One North Adgers Wharf,                                 Serves until retirement or removal.
Charleston, SC 29401


FUND OFFICERS

Name, Age and Address            Position Held          Term of Office/Length of Service
Joseph P. Barri (55)             Secretary              Since August, 1999.
                                                        Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Dorothy E. Bourassa (54)         Assistant Secretary    Since November, 2000.
                                                        Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Vincent Nave (56)                Treasurer              Since November, 2000.
                                                        Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Luis I. Presutti (36)            Assistant Treasurer    Since November, 2000.
                                                        Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
John F. Daly III (36)            Assistant Treasurer    Since November, 2000.
                                                        Serves at the discretion of Board.
-------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years          Other Directorships Held
President, Newbury, Piret & Company, Inc.            Director, Organogenesis Inc. (tissue
(merchant banking firm)                              engineering company)

--------------------------------------------------------------------------------------------------
Of Counsel, Sullivan & Cromwell (law firm)           Director, Dresdner RCM Global Strategic
                                                     Income Fund, Inc. and The Swiss Helvetia
                                                     Fund, Inc. (closed-end investment companies),
                                                     AMVESCAP PLC (investment managers) and
                                                     First ING Life Insurance Company of New York

--------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                 Director of NUI Corp. (energy sales, services
(private investment firm)                            and distribution)

Principal Occupation During Past Five Years          Other Directorships Held
Partner, Hale and Dorr LLP; Secretary of all of      None
the Pioneer Funds

--------------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President -        None
Legal of Pioneer; and Secretary/Clerk of most
of PIM-USA's subsidiaries since October
2000; Assistant Secretary of all of the Pioneer
Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of
Compliance of PIM-USA from April 1998
through October 2000; Vice President and
Assistant General Counsel, First Union
Corporation from December 1996 through
March 1998

--------------------------------------------------------------------------------------------------
Vice President - Fund Accounting and Custody         None
Services of Pioneer (Manager from September
1996 to February 1999); and Treasurer of all
of the Pioneer Funds (Assistant Treasurer from
June 1999 to November 2000)

--------------------------------------------------------------------------------------------------
Assistant Vice President - Fund Accounting,          None
Administration and Custody Services of
Pioneer (Fund Accounting Manager from 1994
to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000

--------------------------------------------------------------------------------------------------
Global Custody and Settlement Division Manager       None
of PIM-USA; and Assistant Treasurer of all of
the Pioneer Funds since November 2000

--------------------------------------------------------------------------------------------------

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your nvestment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Accounts (IRAs)


Traditional IRA*

For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA*

Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.


Employer-Sponsored Plans


401(k) Plan*

Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.


SIMPLE IRA Plan*

The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.





Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

403(b) Plan*

Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.


SEP-IRA

The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 15% of income, while maintaining complete contribution flexibility each year.


Profit Sharing Plan

Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.


Age-Based Profit Sharing Plan

Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.


Money Purchase Pension Plan (MPP)

Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.


Defined Benefit Pension Plan

Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.




Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

                            This page for your notes.

                            This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:


Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321


Retirement plans information                                      1-800-622-0176


Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:


PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                        ask.pioneer@pioneerinvest.com
for general questions about Pioneer only)



Visit our web site:                                         www.pioneerfunds.com






This report must be preceded or accompanied by a current Fund prospectus.


[LOGO]

Pioneer Investment Management, Inc.                                11063-00-0202
60 State Street                              (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                   [Recycled logo] Printed on Recycled Paper